SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Aug-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Aug-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Aug-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Aug-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Aug-02

DISTRIBUTION SUMMARY

                      Beginning                Current Perio     Accrued
        Original     Current Prin   Principal  Pass-Through     Interest
Class Face Value        Amount     Distribution    Rate     Distributed (1)
A-1    200,000,000     200,000,000   1,207,563      2.09000%        325,111
A-2    100,000,000     100,000,000     535,165      2.12000%        164,889
A-3     76,250,000      76,250,000     408,063      2.11000%        125,135
A-4     70,000,000      70,000,000     374,615      2.17000%        118,144
A-IO   298,987,500     298,987,500           0      6.18000%      1,605,352
M-1     31,500,000      31,500,000           0      2.62000%         64,190
M-2     23,650,000      23,650,000           0      3.17000%         58,310
B-1     18,600,000      18,600,000           0      3.92000%         56,709
B-2      5,000,000       5,000,000           0      4.32000%         16,800
X      525,000,050     525,000,050           0                    1,136,067
R               50              50          50      2.17000%              0
Total  525,000,050     525,000,050   2,525,456                    3,670,708


                     Certificate      Ending
     Realized Loss     Interest    Current Prin
       Principal      Shortfall      Amount
Class
  A-1           N/A              0 198,792,437
  A-2           N/A              0  99,464,835
  A-3           N/A              0  75,841,937
  A-4           N/A              0  69,625,385
 A-IO           N/A              0 297,295,478
  M-1          0.00              0  31,500,000
  M-2          0.00              0  23,650,000
  B-1          0.00              0  18,600,000
  B-2          0.00              0   5,000,000
    X           N/A              0 522,477,070
    R           N/A              0           0
Total            0               0 522,474,594

AMOUNTS PER $1,000 UNIT
                                                 Interest        Ending
                         Prin          Int     Carry-forward  Current Prin
ClassCusip           Distribution  Distribution   Amount         Amount
A-1  22541NCN7          6.03781275  1.62555555   0.00000000    993.96218725
A-2  22541NCP2          5.35164840  1.64888890   0.00000000    994.64835160
A-3  22541NCQ0          5.35164839  1.64111108   0.00000000    994.64835161
A-4  22541NCR8          5.35164843  1.68777771   0.00000000    994.64835157
A-IO 22541NCS6          0.00000000  5.36929413   0.00000000    994.34082696
M-1  22541NCU1          0.00000000  2.03777778   0.00000000   1000.00000000
M-2  22541NCV9          0.00000000  2.46555560   0.00000000   1000.00000000
B-1  22541NCW7          0.00000000  3.04888871   0.00000000   1000.00000000
B-2  22541NCX5          0.00000000  3.36000000   0.00000000   1000.00000000
X    22541NCY3          0.00000000  2.16393678   0.00000000    995.19432440
R    22541NCT4       1000.00000000  1.60000000   0.00000000      0.00000000

                                                     GROUP 1         GROUP 2
(i)  Principal Distributions:
     Beginning Balance                          235,437,382     289,565,144
          Scheduled Principal                       145,129         189,291
          Prepayments (Includes Curtailments)     1,062,433       1,128,603
          Net Liquidation Proceeds                        0               0
          Loan Purchase Prices                            0               0
          Substitution Adjustment Amount                  0               0
          Total Principal Remittance              1,207,563       1,317,893
          Net Realized Losses                             0               0
     Ending Balance                             234,229,819     288,247,251

                                                       TOTAL
(i)  Principal Distributions:
     Beginning Balance                          525,002,526
          Scheduled Principal                       334,420
          Prepayments (Includes Curtailments)     2,191,036
          Net Liquidation Proceeds                        0
          Loan Purchase Prices                            0
          Substitution Adjustment Amount                  0
          Total Principal Remittance              2,525,456
          Net Realized Losses                             0
     Ending Balance                             522,477,070

                                                    GROUP 1         GROUP 2
(ii) Aggregate Ending Collateral Balance        234,229,819     288,247,251

                                                      TOTAL
(v)  Aggregate Ending Collateral Balance        522,477,070

(iii)Ending Overcollateralization Amount              2,476

     Interest Distributions:                        GROUP 1         GROUP 2
     Scheduled Interest  - Net of Servicing Fee   1,625,715       2,007,864
     Less Relief Act Interest Shortfall                   0               0
     Less Net Prepayment Interest Shortfall               0               0
                                                  1,625,715       2,007,864


     Interest Distributions:                          TOTAL
     Scheduled Interest  - Net of Servicing Fee   3,633,579
     Less Relief Act Interest Shortfall                   0
     Less Net Prepayment Interest Shortfall               0
                                                  3,633,579

                                       Group 1      Group 2           Total
(v)  Servicing Fee                      98,524      122,601         221,125
     Trustee Fee                           883        1,086           1,969
     FSA Premium                        10,000        8,813          18,813
     Credit Risk Manager Fee             3,433        4,223           7,656


(vi) Curr Aggregate Advance          1,762,560    2,026,878       3,789,439
     Out Aggregate Advance           1,762,560    2,026,878       3,789,439



(viiiDelinquency Information

                   30-59 days delinquent       60-89 days delinquent
                        Count           Balance    Count             Balance
     Group 1              1            106,893      0                     0
     Group 2              9          1,403,336      3               420,118
     Total               10          1,510,230      3               420,118


                   90 or more days delinquent
                        Count           Balance
     Group 1              0                  0
     Group 2              0                  0
     Total                0                  0
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
         Count              Balance   Count          Balance
Gp 1     1,770         234,229,819      0                 0
Gp 2     1,962         288,247,251      0                 0
Total    3,732         522,477,070      0                 0

     Bankruptcy                    REO
         Count              Balance   Count          Balance    Market Value
Gp 1       0                     0      0                 0               0
Gp 2       0                     0      0                 0               0
Total      0                     0      0                 0               0

(ix) Num of Loans for which Prepay Prems were collected                   9
     Prin Bal of Loans for which Prepay Prems were collected      1,432,363
     Current amount of Prepayment Premiums                           65,566

(x)  Current Delinquency Rate (60+ days)                            0.08041%
     Rolling Three Month Delinquency Rate (60+ days)                0.08041%

(xi) Number of Loans Repurchased                                          0
     Principal Balance of Loans Repurchased                               0

(xii)Realized Losses incurred during the related Due Period               0
     Cumulative Realized Losses since Startup Day                         0

(xix)Weighted Average Term to Maturity of Mortgage Loans                352
(xxiiWeighted Average Gross Coupon of Mortgage Loans                8.81071%
(xxivWeighted Average Net Coupon of Mortgage Loans                  8.28328%

(xv) Insured Payment on Class As                                          0

(xvi)Senior Enhancement Percentage                                 15.00040%

(xviiNet Excess Spread                                              2.23660%

(xviiDeposit to Basis Risk Reserve Fund                                   0
     Basis Risk Reserve Fund Balance                                  5,000

(xviiTotal Expected Loss on Olympus Serviced Loans                  0.15298%

(xix)Realized Loss Percentage on Fairbanks Serviced Loans           0.00000%
     Cumulative Realized Losses on Faribanks Serviced Loans               0
     Proceeds subsequent to a Final Recovery
     Determination on Fairbanks loans                                     0

     Has Fairbanks failed the Termination Test                            NO
     Has Olympus failed the Servicer Termination Test                     NO

(xxi)Delinquency Information
                   30-59 days delinquent       60-89 days delinquent
                        Count           Balance    Count             Balance
     Fairbanks            0                  0      0                     0
     Olympus             10          1,510,230      3               420,118
     Total               10          1,510,230      3               420,118

                   90 or more days delinquent
                        Count           Balance
Fairbanks                 0                  0
Olympus                   0                  0
Total                     0                  0
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   Outstanding Loans             Foreclosure
                        Count           Balance    Count             Balance
Fairbanks               2,392      358,300,442      0                     0
Olympus                 1,340      164,176,628      0                     0
Total                   3,732      522,477,070      0                     0

         Bankruptcy                         REO
         Count              Balance   Count          Balance    Market Value
Fair       0                     0      0                 0               0
Olym       0                     0      0                 0               0
Total      0                     0      0                 0               0




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA